UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report – June 19, 2005

(Date of earliest event reported)

HOLLYWOOD CASINO SHREVEPORT

SHREVEPORT CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Louisiana		72-1225563
Louisiana	333-88679	75-2830167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5601 Bridge Street, Suite 300, Fort Worth, Texas		76112-2355
(Address of principal executive offices)		(Zip Code)

Area Code (817) 492-7065

(Registrant’s telephone number)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 24.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 1.03               Bankruptcy or Receivership.

(b)           Order Confirming Plan of Reorganization

On June 19, 2005, the United States Bankruptcy Court for the Western District of Louisiana (the “Bankruptcy Court”) approved a settlement agreement announced in open court for the confirmation of the Joint Plan proposed on April 21, 2005 by Hollywood Casino Shreveport (“HCS”); HCS I, Inc. and HCS II, Inc., the general partners in Hollywood Casino Shreveport; HWCC-Louisiana, Inc., the parent company of both HCS I, Inc. and HCS II, Inc.; Shreveport Capital Corporation; HCS-Golf Course, LLC (collectively, the “Debtors”) and the Bondholders Committee, (the “Joint Plan”), as modified based on the announced settlement.  On July 6, 2005, the Debtors filed an amended Joint Plan, as amended to reflect the previously reached settlement, and the Bankruptcy Court entered an order confirming the amended Joint Plan.

On September 10, 2004, certain creditors of HCS filed an involuntary petition against HCS for relief under Chapter 11 of the United States Bankruptcy Code.  On October 30, 2004, HCS I, Inc., HCS II, Inc., HWCC-Louisiana, Inc. and Shreveport Capital Corporation commenced voluntary cases under Chapter 11 in the Bankruptcy Court.  HCS-Golf Course, LLC filed a voluntary case under Chapter 11 on March 28, 2005.

This Report on Form 8-K/A is being filed to provide the Exhibits listed in Item 9.01 below in connection with the Current Report on Form 8-K dated June 19, 2005 as previously filed.

Item 9.01                       Financial Statements and Exhibits.

(c)           Exhibits

Exhibit No.	Description

99.1	Order Under U.S.C. § 1129(a) and (b) and Fed. R. Bankr. P. 3020 Confirming Joint Plan of the Debtors and the Bondholder Committee Signed July 6, 2005.
99.2	Supplemental Confirmation Order of the United States Bankruptcy Court, Western District of Louisiana, Shreveport Division as Filed July 7, 2005.
99.3	Joint Plan of the Debtors and the Bondholders Committee, Proposed July 6, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 12, 2005		Hollywood Casino Shreveport
	By:	HCS I, Inc., its Managing General Partner

	By:	/s/ John C. Hull
John C. Hull
Chairman of the Board and Chief Executive Officer

Dated: July 12, 2005		Shreveport Capital Corporation

	By:	/s/ John C. Hull
John C. Hull
Chairman of the Board and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Order Under U.S.C. § 1129(a) and (b) and Fed. R. Bankr. P. 3020 Confirming Joint Plan of the Debtors and the Bondholder Committee Signed July 6, 2005.
99.2	Supplemental Confirmation Order of the United States Bankruptcy Court, Western District of Louisiana, Shreveport Division as Filed July 7, 2005.
99.3	Joint Plan of the Debtors and the Bondholders Committee, Proposed July 6, 2005